EXHIBIT 23.1

                         CONSENT OF INDEPENDENT ACCOUNTANTS


          We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on

          Form S-3 of our report dated November 17, 1995 appearing on page 14 of Savannah Foods & Industries, Inc.'s Annual Report on Form

          10-K for the year ended October 1, 1995. We also consent to the references to us under the heading "Experts" in such Prospectus.

          Price Waterhouse LLP

          Atlanta, Georgia
          March 27, 1996